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EXHIBIT 32

                           USN CORPORATION FORM 10-QSB
                     FOR THE QUARTER ENDED DECEMBER 31, 2004
 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER PURSUANT
      TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Terry Washburn, certify that

1. I am the Chief Executive Officer and principal accounting officer of USN Corporation.

2. Attached to this certification is Form 10-QSB for the quarter ended December 31, 2004, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains condensed consolidated financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         o The periodic report containing the condensed consolidated financial statements fully complies with the requirements of
                  Section 13(a) or 15(d) of the Exchange Act, and

         o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

July 28, 2005                                 /s/ Terry Washburn
                                              -----------------------------
                                              Terry Washburn
                                              Chief Executive Officer
                                              (and equivalent of CFO)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by USN Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.


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